UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	January 2, 2018
MidSouth Bancorp, Inc.

(Exact name of registrant as specified in its charter)
Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
102 Versailles Boulevard, Lafayette, Louisiana		70501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 337-237-8343

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rile 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

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Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
The following changes have occurred with respect to MidSouth Bancorp, Inc. (the “Company”) and MidSouth Bank, N.A. (the “Bank”) as part of strategic realignment:
Jeff Blum resigned from his position of Senior Executive Vice President and Chief Lending Officer of the Company and the Bank effective as of January 2, 2018. In lieu of appointing a replacement, the position of Chief Banking Officer has been established for the Bank and Chris Mosteller, the Bank’s North Texas Regional President, has been appointed to such position, pending regulatory approval. James R. McLemore, President and Chief Executive Officer of the Company and the Bank, will assume the reporting and working responsibilities of this position until regulatory approval is obtained for Mr. Mosteller’s appointment.
Teri S. Stelly has departed from her position of Controller and Chief Accounting Officer of the Company and the Bank, effective as of January 5, 2018.  Lorraine D. Miller, Executive Vice President and Chief Financial Officer of the Company and the Bank, will serve as Chief Accounting Officer on an interim basis.
Item 8.01. OTHER EVENTS.
The Company and the Bank have requested approval from the appropriate regulatory authorities for D. Michael Kramer to join the Boards of Directors of the Company and the Bank. The Bank intends to engage Mr. Kramer as a consultant to provide general policy advice while regulatory approval is pending.
Mr. Kramer (age 59) served as President and Chief Operating Officer of Atlantic Capital Bancshares, Inc. (NYSE: ACBI, “Atlantic Capital”) from November 2015 to December 2017 and was also a member of the Board of Directors of Atlantic Capital from November 2015 to October 2017. Prior to that, he served as Chief Executive Officer and President of First Security and FSGBank, N.A. from 2011 through 2015, as Managing Director of Ridley Capital Group from 2010 to 2011, as director, Chief Executive Officer and President of Ohio Legacy Corporation from 2006 to 2010, and as Chief Operating Officer and Chief Technology Officer of Integra Bank Corporation from 1999 to 2004. Mr. Kramer serves as a member of the Board of Directors of the Chattanooga Area Chamber of Commerce, the Tennessee Banker’s Association and the UC Foundation.

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Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDSOUTH BANCORP, INC.
Registrant
By:	/s/ James R. McLemore
James R. McLemore
President and Chief Executive Officer

Date:	January 8, 2018

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